EXHIBIT 99.01

                             JOINT FILER INFORMATION

Designated Filer:                   Cornelis J.M. Borst
Issuer & Ticker Symbol:             Lithium Technology Corporation (LTHU.OB)
Date of Event
   Requiring Statement:             04/28/2008



                             /s/ Cornelis J.M. Borst
                             ---------------------------------------------------
                             BAUKE BAKHUIZEN, by Cornelis J.M. Borst,
                             Attorney-in-Fact


                             /s/ Cornelis J.M. Borst
                             ---------------------------------------------------
                             CORNELIS J.M. BORST


                             BOVER B.V.


                             By:   /s/ Cornelis J.M. Borst
                                   ---------------------------------------------
                                   Name:   Cornelis J.M. Borst
                                   Title:  Managing Director


                             /s/ Cornelis J.M. Borst
                             ---------------------------------------------------
                             BENNO J.G. DE LEEUW, by Cornelis J.M. Borst,
                             Attorney-in-Fact


                             BENNO DE LEEUW HOLDING B.V.


                             By:   /s/ Cornelis J.M. Borst
                                   ---------------------------------------------
                                   Name:   Cornelis J.M. Borst
                                   Title:  Attorney-in-Fact


                             /s/ Cornelis J.M. Borst
                             ---------------------------------------------------
                             ROBERT L.O. DU CHATENIER, by Cornelis J.M. Borst, Attorney-in-Fact


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                             CHADMIN B.V.


                             By:   /s/ Cornelis J.M. Borst
                                   ---------------------------------------------
                                   Name:   Cornelis J.M. Borst
                                   Title:  Attorney-in-Fact


                             /s/ Cornelis J.M. Borst
                             ---------------------------------------------------
                             J.F.G.M. HEERSCHAP, by
                             Cornelis  J.M.  Borst,
                             Attorney-in-Fact


                             /s/ Cornelis J.M. Borst
                             ---------------------------------------------------
                             CORNELIS L.M. MEEUWIS, by Cornelis J.M. Borst, Attorney-in-Fact


                             DREAMWEAVER B.V.


                             By:   /s/ Cornelis J.M. Borst
                                   ---------------------------------------------
                                   Name:   Cornelis J.M. Borst
                                   Title:  Attorney-in-Fact


                             /s/ Cornelis J.M. Borst
                             ---------------------------------------------------
                             JOHANNES C.L. MOL, by Cornelis J.M. Borst,
                             Attorney-in-Fact


                             GREEN DESERT N.V.


                             By:   /s/ Cornelis J.M. Borst
                                   ---------------------------------------------
                                   Name:   Cornelis J.M. Borst
                                   Title:  Attorney-in-Fact


                             /s/ Cornelis J.M. Borst
                             ---------------------------------------------------
                             WALTER J.M. VAN DER MEE, by Cornelis J.M. Borst, Attorney-in-Fact